UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 10, 2011
Western Digital Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-08703	33-0956711

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3355 Michelson Drive, Suite 100 Irvine, California	92612

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (949) 672-7000
Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.
The 2011 annual meeting of the stockholders of Western Digital Corporation (the “Company”) was held on November 10, 2011. Results of the voting at the meeting are set forth below.
Election of Directors. The stockholders elected the following ten directors to hold office until the next annual meeting of the Company and until their successors are elected and qualified. The voting results were as follows:

	For	Against	Abstain	Broker Non-Votes

Kathleen A. Cote	169,783,558	584,792	107,625	19,201,899
John F. Coyne	169,093,292	1,274,472	108,211	19,201,899
Henry T. DeNero	168,713,032	1,647,556	115,387	19,201,899
William L. Kimsey	169,790,533	572,915	112,527	19,201,899
Michael D. Lambert	166,557,967	3,802,806	115,202	19,201,899
Len J. Lauer	169,197,044	1,093,197	185,734	19,201,899
Matthew E. Massengill	168,816,162	1,537,267	122,546	19,201,899
Roger H. Moore	168,032,287	2,334,129	109,559	19,201,899
Thomas E. Pardun	152,489,893	17,860,339	125,743	19,201,899
Arif Shakeel	168,854,366	1,501,520	120,089	19,201,899
Advisory Vote on Named Executive Officer Compensation. The stockholders voted to approve, on an advisory basis, the named executive officer compensation described in the proxy statement for the annual meeting. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes

162,062,291	7,726,826	686,858	19,201,899
Advisory Vote on the Frequency of Future Advisory Votes on Named Executive Officer Compensation. The stockholders selected, on an advisory basis, one year (rather than two years or three years) as the preferred frequency of future advisory votes on named executive officer compensation. The voting results were as follows:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes

151,159,321	294,346	18,250,021	772,287	19,201,899

After considering the results of the foregoing advisory vote on the frequency of future advisory votes on named executive officer compensation, the Company’s Board of Directors has decided that it will include an advisory vote on the compensation paid to the Company’s named executive officers in its proxy materials every year until the next required vote on the frequency of future advisory votes on executive compensation, which will occur no later than the Company’s annual meeting of stockholders in 2017.
Appointment of KPMG LLP as Independent Registered Public Accounting Firm. The stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 29, 2012. The voting results were as follows:

For	Against	Abstain

187,531,476	2,070,995	75,403

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Digital Corporation (Registrant)
	By:	/s/ Michael C. Ray
Date: November 14, 2011		Michael C. Ray
Senior Vice President, General Counsel and Secretary